SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 1, 2010

Europa Acquisition I, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54037	27-1805157
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

100 Europa Drive, Suite 455
Chapel Hill, North Carolina 27517
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

732-409-1212
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2010, Peter Reichard, the sole shareholder of Europa Acquisition I, Inc., entered into a stock purchase agreement (the “Agreement”) with Beige Holdings, LLC and Marlin Financial Group, Inc.  Pursuant to the Agreement, Peter Reichard transferred to Beige Holdings, LLC 75,000 shares of our common stock and 25,000 shares of common stock to Marlin Financial Group, Inc. which represents all of our issued and outstanding shares in consideration of $15,000.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On October 1, 2010, Peter Reichard, the sole shareholder of Europa Acquisition I, Inc., consummated a sale of 100,000 shares of our common stock to Beige Holdings, LLC and Marlin Financial Group, Inc. for an aggregate purchase price of $15,000. Following the closing of the stock purchase transaction, Beige Holdings, LLC owns a 75% interest and Marlin Financial Group, Inc. owns a 25% interest in the issued and outstanding shares of our common stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On October 1, 2010, Peter Reichard resigned as our President and member of the Board of Directors. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 1, 2010, Gregory Schwartz was appointed as the Chairman of our Board of Directors, President and Chief Executive Officer.

Gregory Schwartz, Age 23, President, CEO and Director

Mr. Schwartz grew up in New York City, where he graduated from Hunter College (Bcs.) Cum Laude.  After graduation Mr. Schwartz worked as an analyst at Beige Group, a diversified merchant bank.  During his tenure, Mr. Schwartz was responsible for market research and complex financial modeling.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors is a party in connection with their appointments at Europa Acquisition I, Inc.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

10.1 Stock Purchase Agreement between Peter Reichard and Gregory Schwartz Effective October 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Europa Acquisition I, Inc.

By:  /s/ Gregory Schwartz
Name: Gregory Schwartz
Title: President and Chief Executive Officer

Dated: October 6, 2010